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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 MARCH 23, 1998
                                (Date of report)


                           LOGIC DEVICES INCORPORATED
             (Exact name of registrant as specified in its charter)




                                   CALIFORNIA
                          (State or other jurisdiction
                                of incorporation)

  0-17187                                                 94-2893789
(Commission                                            (IRS Employer
File Number)                                         Identification No.)

                               1320 ORLEANS AVENUE
                           SUNNYVALE, CALIFORNIA 94086
               (Address of principal executive offices)(Zip Code)


                                 (408) 542-5400
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

On March 23, 1998, Logic Devices Incorporated (the "Registrant") promoted Mary deRegt to the position of Chief Financial Officer. Ms. deRegt joined the Registrant in December of 1997 as Controller. She was previously employed by the accounting firm of Meredith, Cardozo, Lanz & Chiu. Ms. deRegt holds a Bachelor of Science degree in Accounting from Loyola Marymount University. She is a Certified Public Accountant.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Financial Statements of Business Acquired.

               None.

        (b)    Pro Forma Financial Information.

               None.

        (c)    Exhibits.

               None.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   LOGIC DEVICES INCORPORATED
                                                   a California corporation


Date: March 27, 1998                        By:    /s/ William J. Volz
                                                   -------------------
                                                   William J. Volz
                                                   President and
                                                   Chief Executive Officer







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